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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 February 2, 2001
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               (Date of Report: Date of earliest event reported)


                              ENCORE WIRELESS, INC.
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            (Exact name of registrant as specified in its charter)


        NEVADA                     0-27249             87-0284731
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



         2900 Townsgate Road, Suite 200, Westlake Village, CA  91361
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                    (Address of principal executive office)



Registrant's telephone number, including area code: (818) 991-6300
                                                    --------------

                              EZCONNECT, INC.
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        (Former name or former address, if changed since last report)












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                              ITEM 5. OTHER EVENT

Effective February 8, 2001, a majority of the registrant's shareholders approved an amendment to the registrant's Articles of Incorporation to change the name of the registrant from EZConnect, Inc. to "Encore Wireless, Inc". An amendment to the registrant's articles of incorporation was filed the Secretary of State of the State of Nevada on January 24, 2001.

As a result of the name change, the NASD has assigned the registrant's common stock a new symbol for trading on the NASD's OTC Bulletin Board. The new symbol issued by the NASD is "ENCW", which will replace the registrant's former symbol "EZCT" effective the opening of trading on February 2, 2000.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(c)(1)  Exhibits.  The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number      Title of Document                        Location
-------     ---------   -----------------                        --------
  3         3.01        Certificate of Amendment to the
                        Articles of Incorporation of
                        EZConnect, Inc.                          This Filing


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         ENCORE WIRELESS, INC.

Date: February 2, 2001                   /S/ Kevin S. Hamilton, President